# SECURITY AGREEMENT

**THIS SECURITY AGREMENT** (this "Agreement") made and entered into as of the 24th day of May, 2012, between **PROTEA BIOSCIENCES, INC.**, a Delaware corporation and wholly-owned subsidiary of Protea Biosciences Group, Inc. (hereinafter sometimes referred to as the "Grantor"), having an office and place of business at 955 Hartman Run Road, Morgantown, West Virginia 26507 and the **WEST VIRGINIA HIGH TECHNOLOGY CONSORTIUM FOUNDATION**, a West Virginia non-profit corporation (hereinafter sometimes referred to as the "Secured Party"), having an office and place of business at **1000 Technology Drive, Suite 1000, Fairmont, West Virginia 26554**.

WITNESSETH:

WHEREAS, Secured Party has agreed to loan $200,000.00 to Protea Biosciences Group, Inc. a Delaware corporation ("Borrower") and the parent corporation of Grantor; and

WHEREAS, Grantor does and will hold title to the Collateral (as hereinafter defined), and, as such, will benefit from said loan; and

WHEREAS, Grantor, as an inducement to Secured Party to make said loan to Borrower, has agreed to secure the performance of Borrower's loan repayment and other obligations to Secured Party, as provided herein;

NOW THEREFORE, in consideration of the premises, said loan and the provisions and agreements herein contained, the parties hereto agree as follows:

1. **Grant of Security Interest**. As security for the timely payment and performance of the Obligations (as hereinafter defined) and the performance of the obligations under the Note (as hereinafter defined) and this Agreement, Grantor does hereby sell, assign, transfer and set over unto the Secured Party and grant to the Secured Party a security interest in and lien on the Collateral (as hereinafter defined) and agrees that the Secured Party shall have the rights stated in this Agreement, in addition to the other rights which the Secured Party may have pursuant to other documents and by law.

2. **Collateral**. The word "Collateral" means the following described property of the Grantor, whether now owned or hereafter acquired, whether now existing or hereafter existing, and wherever located.

   a. A first lien interest, shared with the West Virginia Economic Development Authority, in all of Grantor's right, title and interest in and to the equipment referred to as the Waters Synapt G2 Mass Spectrometer Serial Number UEB072 01/023, as such interest may be defined in the West Virginia Uniform Commercial Code §§46, et seq. (the "UCC") and as such interest shall be perfected by filing a UCC-1 with the West Virginia Secretary of State;

b. To the extent not included in the terms of Collateral as set forth above, the term "Collateral" shall also include:

i. All attachments, accessions, as such term is defined in the UCC, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described in this Collateral section.

ii. All cash and non-cash Proceeds, as such terms are defined in the UCC, (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

iii. All records and data, including operating manuals and records, relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of the Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

iv. All guaranties, claims, rights, remedies and privileges relating to any of the property described in this Collateral section.

3. **Obligations Secured**. The security interest, pledges and assignments granted in this Agreement are to secure punctual payment and performance of the following, all of which are separately and collectively referred to as the "Obligations":

a. That certain promissory note of even date herewith in the principal sum of Two Hundred Thousand Dollars ($200,000.00) titled "Secured Convertible Note and Investment Agreement" executed by Borrower and payable to the order of the Secured Party, and any and all extensions, renewals, modifications and rearrangements thereof (the "Note").

b. Any and all other indebtedness, liabilities and obligations of Borrower to Secured Party arising under or pursuant to the Note or this Agreement.

c. All costs and expenses of the Secured Party in the collection of the Collateral, including but not limited to reasonable attorneys' fees and expenses; and

d. All costs and expenses of the Secured Party incurred in the protection and preservation of its rights hereunder and in the protection, preservation and sale of the Collateral including, but not limited to, the payment of any taxes, levies, assessments, premiums of insurance on, repairs to, or maintenance or storage of the Collateral and any and all other out-of-pocket expenses of the Secured Party in connection with this Agreement or the Collateral including, but not limited to the cost of repair, if any, to realty or other property to which the Collateral is affixed and expenses in connection with any security therefor.

Grantor acknowledges that the security interest, pledges and assignments as applicable granted in this Agreement secure all *future advances* pursuant to the Note as well as any and all other indebtedness, liabilities and obligations of Borrwer to Secured Party whether now in existence or hereafter arising pursuant to the Note or this Agreement.

4. **Use of Collateral**. Grantor represents, warrants and covenants that the collateral will be used by the Grantor solely for business use. Until default hereunder, Grantor shall be entitled to the possession of the Collateral and to use and enjoy the same in furtherance of its business purposes.

5. **Representations and Warranties**. Grantor further represents, warrants to and agrees with the Secured Party as follows:

a. Status of Grantor. Grantor is a Delaware corporation duly validly registered and existing and in good standing under the laws of West Virginia. Grantor is duly qualified or licensed to conduct business in each jurisdiction in which the nature of its business or assets requires such qualification or licensing under applicable law and is in good standing under the laws of each such jurisdiction. Grantor has the requisite power and authority to own and operate its assets and business, and to transact the business in which it is presently engaged and in which it proposes to engage and to grant to Secured Party the security interests in the Collateral as herein provided.

b. Binding Agreement. This Agreement has been duly authorized and constitutes the legal, valid and binding obligation of Grantor and is enforceable against Grantor in accordance with its terms.

c. No Default or Required Consent. Neither the execution and delivery of this Agreement by Grantor nor the effectuation by Secured Party of any of its rights and remedies hereunder, whether upon default or otherwise, will result in a breach of, or constitute a default under, the articles of organization or the bylaws of the Grantor (collectively, the "Organizational Documents") or any other agreement or instrument to which Grantor is a party or by which any of the Collateral is bound, nor violate any law or any rule or regulation of any administrative agency, or any order, writ, injunction or decree of any court or administrative agency, nor does any of the foregoing require the consent of any person, entity or governmental agency or any notice or filing with any governmental or regulatory body.

d. Collateral. Except for the security interest granted herein, Grantor has, or will obtain, and will at all times during the term hereof have, good and marketable title to all and every part of the Collateral, each free and clear of any mortgage, pledge, lien, security interest, encumbrance, adverse claim, conditional sales contract, lease or other title retention agreement. .

e. Priority. Upon the execution and delivery of this Agreement by Grantor and the filing of appropriate financing statements with the proper governmental agencies, or, if applicable, upon Secured Party's taking possession of the Collateral, Secured Party shall have a valid, enforceable and binding shared first priority lien on and security interest in the Collateral.

f. No Litigation. There is no action, legal, administrative or other proceeding pending or threatened against Grantor's respective title to the Collateral or against Grantor's grant of a security interest therein hereunder, nor does Grantor know of any basis for the assertion of any such claim.

g. Location of Grantor's Records. The chief executive office of Grantor and Grantor's Organizational Documents and other books and records are and will remain at the business addresses of 955 Hartman Run Road, Morgantown, WV 26507, and White Birch Towers II, 1311 Pineview Drive, Suite 501, Morgantown, WV 26505, or such other address as Grantor may designate in writing to Secured Party. Grantor represents that it has no other place of business or locations where any significant amount of Collateral is or will be located. If the Grantor desires to remove Collateral, establish a new location at which significant Collateral may be located, establish a new name in which it may do business, invoice account debtor or maintain records concerning the Collateral, or change its current chief executive office, Grantor shall first: (i) give the Secured Party at least thirty (30) days prior written notice of its intention to do so and provide the Secured Party with such information in connection therewith as the Secured Party may reasonably request; and (ii) take such action, satisfactory to the Secured Party, as may be necessary to maintain at all times the perfection and priority of the security interests in the Collateral granted to the Secured Party hereunder.

h. Credit Information. Any and all credit or other information previously furnished to Secured Party by Grantor in connection with the Obligations, the financial condition, assets, liabilities, business or prospects of Grantor, or the value or condition of the Collateral is true and correct, and all such information hereafter furnished to Secured Party by Grantor will be true and correct when furnished.

**6. Affirmative Covenants.** Grantor covenants and agrees with the Secured Party as follows:

a. Preservation of Collateral and Security Interest. Grantor will use the Collateral with reasonable care and caution, and will not part with ownership thereof or lease or hire out same to other third party without the written consent of the Secured Party, and will exhibit the same to the Secured Party upon demand. Grantor will not use, or permit the Collateral to be used, in violation of any federal, state, county or municipal law or regulation or for any unlawful purpose whatsoever. Except as herein provided, Secured Party does not authorize Grantor and Grantor will not hereafter (without the prior written consent of the Secured Party) sell, pledge, lease, encumber, assign or otherwise dispose of any of the Collateral or any rights thereunder, or permit any right of set off, lien or security interest to exist thereon except to the Secured Party. Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

b. Insurance. Risk of loss of, damage to or destruction of all Collateral is on the Grantor. Grantor will maintain at all times adequate insurance to the satisfaction of the Secured Party with insurers acceptable to the Secured Party against such risks of loss as are customarily insured against and in amounts customarily carried by persons owning similar

properties; provided, that the amount of such insurance shall at all times be sufficient to prevent the Grantor from becoming a co-insurer under the terms of any insurance policy. Such insurance shall name Secured Party as a loss payee and shall provide for at least thirty (30) days' written notice to the Secured Party prior to cancellation, and, in this regard, the Grantor shall cause a certificate of insurance to be delivered to the Secured Party upon execution of this Agreement and no later than thirty (30) days prior to the expiration of any such insurance coverage. Grantor will also keep themselves adequately insured at all times against liability on account of injury to persons or property and comply with the insurance provisions of all applicable worker's compensation laws and will effect all such insurance under valid and enforceable policies issued by insurers of recognized responsibility. Schedules of all insurance of the Grantor will be submitted to the Secured Party upon request. Such schedules will contain a description of the risks covered, the amounts of insurance carried on each risk, the name of the insurer, the cost of such insurance to the Grantor, the then current value and market or determining value of the assets insured and the expiration date. Such schedules will be supplemented by the Grantor from time to time promptly to reflect any change in insurance coverage. All amounts payable in settlement of insurance losses may be applied, at the Secured Party's sole discretion, on the Obligations, or used to replace or restore the Collateral.

c. Conduct of Business. Grantor shall: (i) comply with all laws, statutes and regulations pertaining to its use and ownership of its properties and its conduct of its business; (ii) care for and maintain all of its properties in good condition, free of misuse, abuse, waste and deterioration, reasonable wear and tear caused by normal use excepted; (iii) observe and perform promptly all contracts or agreements to which it is a party or by which any of its properties is bound; and (iv) carry on its business in the ordinary course.

d. Covenant to Comply with Terms. Grantor will keep, observe and perform all of the terms, provisions, covenants and agreements of this Agreement and the Note, to the extent applicable to Grantor.

e. Inspection. Grantor shall give Secured Party such information as may be requested concerning the Collateral and permit Secured Party and its agents and representatives to enter upon any premises upon which Grantor's records concerning the Collateral are located for the purpose of inspecting and auditing the same.

f. Other Documents. Grantor shall promptly deliver to Secured Party such documents and information pertaining to the status or condition of the Collateral and Secured Party's security interests therein as Secured Party may request from time to time.

g. Defense of Collateral. Grantor shall, at its sole cost and expense, appear in and defend any action or proceeding arising under, growing out of, or in any manner connected with the Collateral or the obligations, duties or liabilities of Grantor thereunder and hereunder, and shall pay on demand all costs and expenses, including, without limitation, attorneys' fees, which Secured Party may incur in connection with Secured Party's appearance, voluntary or otherwise, in any such action or proceeding.

h. Payment or Performance by the Secured Party. At its option, Secured Party may, but shall not be obligated to: (a) discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral; (b) pay for required insurance on the Collateral and other insurance required herein; (c) pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral; and (d) otherwise perform, keep, observe and render true and correct Grantor's covenants, agreements, representations and warranties hereunder and under any other documents evidencing or securing the Obligations, in each case as determined by the Secured Party to be necessary. Grantor will reimburse the Secured Party on demand for any payment so made or any expense incurred by the Secured Party pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Secured Party.

i. Secured Party's Obligations and Duties. Anything herein to the contrary notwithstanding, Grantor shall remain obligated and liable under each contract or agreement relating to the Collateral to be observed or performed by Grantor thereunder. Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. Secured Party's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under W. Va. Code § 46-9-207 of the UCC, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

j. Information and Actions Regarding Collateral. Grantor will furnish to the Secured Party from time to time if and as requested current accounting of the location and operation of the Collateral; will continue to mark on the books of the Grantor appropriate entries evidencing the assignment of book accounts to the Secured Party and will mark chattel paper and instruments to evidence the assignment thereof to the Secured Party, if the Collateral includes such categories.

k. Possessory Collateral. Grantor will turn over physical possession to the Secured Party of all Collateral which requires the Secured Party to have possession thereof in order to perfect the Secured Party's security interest therein, all as the Secured Party may deem necessary or advisable from time to time in order to perfect and continue perfected said security interests as first priority security interests.

l. Collection of Accounts; Set Off. After the occurrence of an Event of Default (as hereinafter defined), if directed by the Secured Party, or as otherwise agreed to in writing by the Grantor and the Secured Party, Grantor will collect all of the Collateral or any other receivables, and whenever the Grantor receives any payment related to sale of the foregoing, it will hold such payment in trust for the Secured Party and forthwith will deliver to

the Secured Party the same in the form received by the Grantor without commingling with any funds belonging to Grantor, and promptly will deposit the same in a special collateral account with the Secured Party. Grantor authorizes the Secured Party, or any employee thereof, upon the occurrence of an Event of Default to endorse the name of the Grantor, as applicable, upon any checks, negotiable instruments or other items received in payment of any of Collateral consisting of accounts receivables or general intangibles and to do all things necessary to reduce the same to cash, if applicable.

m. Authorization to File Financing Statements; Authorization to Record this Agreement. Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral as the Waters Synapt G2 Mass Spectrometer equipment, Serial Number UEB072 01/023; and (b) provide any other information required by the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Grantor is an organization, the type of organization and any organization identification number issued to such Grantor. Grantor agrees to furnish any such information to the Secured Party promptly upon the Secured Party's request. In addition, Grantor authorizes Secured Party to record this Agreement and such other documents and instruments as may be deemed necessary by the Secured Party.

n. Further Acts. On a continuing basis, Grantor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be requested by Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Grantor's compliance with this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral. In addition, Grantor authorizes Secured Party to file financing statements describing the Collateral in any UCC filing office deemed appropriate by Secured Party.

7. **Negative Covenants.** Grantor covenants that so long as any Obligation remains outstanding:

a. Sale or Hypothecation of Collateral. Grantor shall not directly or indirectly, whether voluntarily or involuntarily, by operation of law or otherwise:

i. sell, assign, transfer, exchange, lease, sell and lease back, lend or dispose of any of the Collateral, or any of Grantor's respective rights therein, except such as occurs in Grantor's ordinary course of business; nor

ii. cause, suffer or permit any of the Collateral, or any of Grantor's respective rights therein, to be affected by any encumbrance, security interest, equity infusion or adverse claim of any kind or nature whatsoever, except: inchoate or statutory liens for taxes which have not been assessed and which are not delinquent or, if assessed, are being contested in good faith

by appropriate proceedings and provided that, in any such case, the effect of such proceedings is to stay the enforcement of such liens.

The inclusion of "proceeds" as a component of the Collateral shall not be deemed a consent by Secured Party to any sale or disposition of all or any part of the Collateral.

b. Reorganization or Disposition of Assets, Etc. The Grantor shall not become a party to any transaction whereby all or a substantial part of its properties, undertakings or assets would become the property of any other person or entity, whether by way of liquidation, dissolution, reorganization, merger, transfer, sale, lease, sale and leaseback or any other disposition; nor shall Grantor make any material change in the character of its businesses as conducted on the date hereof.

c. Legal Status. Grantor shall not change its organizational identification number, type of organization, jurisdiction of organization or other legal structure, without first obtaining written consent from Secured Party.

8. a. Event of Default. The occurrence of any of the following shall constitute an event of default (each an "Event of Default") hereunder:

i. A default in the prompt payment of the Note, or any part thereof, subject to applicable grace period, if any;

ii. A default in the prompt and complete performance of any material term, condition or covenant in favor of Secured Party contained in the Note or in this Agreement subject to applicable grace period, if any;

iii. If a representation or warranty of Grantor contained in this Agreement, the Note or in any document, certificate or instrument delivered pursuant hereto or thereto should prove to be materially false or misleading;

iv. The occurrence of an "Event of Default" pursuant to the terms of the Note;

v. If Grantor shall default with respect to any material agreement, loan or other indebtedness of Grantor;

vi. An uninsured material loss, theft, damage or destruction to any of the Collateral, or the entry of any judgment against the Grantor or any lien against or the making of any levy, seizure or attachment of or on the Collateral;

vii. The failure of the Secured Party to have at any time a shared first priority perfected security interest in the Collateral;

viii. The failure of the Grantor to notify the Secured Party of an event or action in which any person or third party shall contest or challenge the validity of

the security interest and priority of the lien granted to the Secured Party pursuant to this Agreement.

b. Remedies. Upon the occurrence of any Event of Default by the Grantor under this Agreement, Secured Party shall first be required to give written notice of such default to Grantor. Grantor, in such event, shall have ten (10) days following the giving of such notice to cure the default, with payment, or immediately initiate steps which Secured Party deems, in Secured Party's sole discretion, to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps to assure compliance with this Agreement and the Note. If such default shall not be cured within the applicable cure period, then Secured Party, at its option may:

i. Declare any or all Obligations, or any part thereof, to be immediately due and payable without demand or notice of any kind and proceed to collect the same;

ii. Peaceably by its own means or with judicial assistance enter the Grantor's premises and take possession of the Collateral;

iii. Render the Collateral unusable;

iv. Use, operate, manage, control, maintain, repair, alter or dispose of the Collateral on the Grantor's premises;

v. Require the Grantor to assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party; or

vi. Notify the United States Postal Service to send Grantor's mail to the Secured Party.

Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Grantor reasonable notice (within the time established by subsection "c" below) of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Grantor shall reimburse the Secured Party for its expenses of retaking, holding, preparing for sale, selling or the like (which expenses shall include but are not limited to the Secured Party's reasonable attorney's fees and legal expenses, incurred or expended by the Secured Party to enforce any payment due it under this Agreement either as against the Grantor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with such retaking, holding, preparing, selling or the like; and the Collateral also will secure any such Grantor reimbursement obligations. Grantor hereby waives all claims for damages by reason of any seizure, repossession, retention, use or sale of the Collateral under the terms of this Agreement.

c. For the purpose of enabling the Secured Party to exercise rights and remedies under this Section 8 (including, without limiting the terms of Section 8, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Secured Party shall be lawfully entitled to exercise such rights and remedies following the occurrence and during the continuance of an Event of Default, Grantor hereby grants to Lender an irrevocable, nonexclusive license (exercisable without payment or other consideration to Grantor) to use, license or sublicense until the Obligations are paid in full and satisfied the Collateral now owned or hereafter acquired by Grantor, and wherever the same may be located.

d. Application of Proceeds. The net proceeds arising from the disposition of the Collateral after deducting expenses incurred by the Secured Party will be applied to the Obligations in the order determined by the Secured Party and the West Virginia Economic Development Authority. If any excess remains after the discharge of all of the Obligations to Secured Party and obligations to the West Virginia Economic Development Authority, the same will be paid to the Grantor. If after exhausting all of the Collateral there should be a deficiency, the Grantor will be liable therefor to the Secured Party and West Virginia Economic Development Authority. Nothing contained herein will obligate the Secured Party to proceed against Grantor or any other party obligated under the Obligations or prior to proceeding against any other collateral for the Obligations prior to making a claim against the Collateral.

e. Notices. Whenever notice is required by law to be sent by the Secured Party to the Grantor of any sale, lease or other disposition of the Collateral, ten (10) days' written notice shall be sent to the Grantor's address as set forth in or pursuant to subsection "9e" of this Agreement.

f. Sales on Credit. If Secured Party sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Grantor shall be credited with the proceeds of the sale.

g. Warranties. Secured Party may sell the Collateral without giving any warranties as to the Collateral. In accordance with the applicable provisions of the UCC, Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

**9. General Provisions.**

a. Rights and Remedies Cumulative. All rights and remedies granted the Secured Party hereunder and under any agreement referred to herein or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and the Secured Party may proceed with any number of remedies at the same time until the Obligations are satisfied in full.

b. Power of Attorney. Grantor hereby irrevocably constitutes and appoints the Secured Party and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor or in its name, from time to time in the Secured Party's discretion for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. The appointment of Secured Party as Grantor's attorney-in-fact is coupled with an interest and is therefore irrevocable.

c. No Liability. Nothing in this Agreement shall be deemed to constitute an assumption by Secured Party of any liability or obligation of Grantor with respect to any of the Collateral.

d. Further Assurances. At any time and from time to time, upon demand of the Secured Party and at the Grantor's expense, Grantor will give, execute, file and record any notice, financing statement, continuation statement, amendment statement, instrument, document or agreement that the Secured Party may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Secured Party to exercise or enforce its rights hereunder with respect to such security interest. Grantor hereby authorizes the Secured Party to file financing statements, continuation statements, amendments and other documents under the UCC relating to the Collateral without the signature of the Grantor, naming the Grantor, as grantor and the Secured Party, as secured party.

e. Notices. All notices to the parties to this Agreement which are required to be in writing by the provision hereof shall be deemed to have been given or made when delivered by hand, or when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or, in the case of notice by facsimile transmission, when properly transmitted, addressed as follows or to such other address as may be hereafter designated in writing by one party to the others:

If to Grantor:

Protea Biosciences, Inc.
955 Hartman Run Road
Morgantown, WV 26507
Attention: Stephen Turner
Telephone No. 304-284-2600
Fax No. 304-292.7101

If to Secured Party:

INNOVA Commercialization Group
WVHTC Foundation
1000 Technology Drive, Suite 1000
Fairmont, WV 26554
Attention: Guy Peduto
Telephone No. 304-333-6769
Email: gpeduto@wvhtf.org

With copies not constituting notice to:

Nancy E. Trudel, General Counsel
WVHTC Foundation
1000 Technology Drive, Suite 1000
Fairmont, WV 26554
Telephone No. 304-333-6835
Email: ntrudel@wvhtf.org

f. Waiver. No delay or omission on the part of the Secured Party to exercise any right or power arising from any Event of Default will impair any such right or power or be considered a waiver of any such right or power or a waiver of any such Event of Default or an acquiescence therein, nor will the action or non-action of the Secured Party in case of any Event of Default impair any right or power arising as a result thereof. Grantor waives any right it may have to require Secured Party to pursue any third person for any of the Obligations.

g. Illegality. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

h. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Grantor and the Secured Party and their respective representatives, successors and assigns and will bind all persons who become bound as a Grantor to this Agreement; provided, that the Grantor may not assign this Agreement in whole or in part without the prior written consent of the Secured Party and the Secured Party at any time may assign this Agreement in whole or in part, without the consent of Grantor.

i Changes in Writing. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor therefrom, will in any event be effective unless the same is in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantor in any case will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

j. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior

agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

k. Governing Law; Severability. This Agreement, all amendments hereto, all supplements hereof, and all acts, transactions, agreements, certificates, assignments and transfers thereunder, and all rights of the parties hereto, shall be governed as to their validity, enforcement, construction and effect, and in all other respects by West Virginia law, except to the extent that the UCC provides for the application of the laws of another state. The provisions hereof are severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

l. Interpretation. Whenever used herein, the singular number will include the plural, the plural the singular and the use of the masculine, feminine or neuter gender will include all genders. The section headings of this Agreement are for convenience only, and will not limit or otherwise affect any of the terms hereof.

m. Consent to Jurisdiction. Grantor hereby agrees to the jurisdiction applicable to any state or federal court in Marion County in the State of West Virginia, and consents that all service of process may (in addition to other lawful methods) be sent by nationally recognized overnight courier service directed to the Grantor at the Grantor's address set forth in subsection "5g" of this Agreement, and service so made will be deemed to be completed on the business day after deposit with such courier; provided, that nothing contained herein will prevent the Secured Party from bringing any action or exercising any rights against the Grantor individually, or against any property of the Grantor within any other state or nation to enforce any award or judgment obtained in the venue specified above. Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted hereunder.

n. Waiver of Jury Trial. THE GRANTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Grantor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Grantor certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement.

o. Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same Agreement. This Agreement shall become effective when all such counterparts have been signed and delivered. Any counterpart of this Agreement which has attached to it one or more separate signature pages, which together contain the signatures of all of the parties, shall for all purposes be deemed a fully executed original of this Agreement. Signatures of the parties transmitted by

facsimile, e-mail or other electronic means shall be deemed to be their original signatures for all purposes.

[Remainder of page intentionally left blank; signatures appear on following page]

WITNESS the due execution and sealing hereof with the intent to be legally bound, this 24th day of May, 2012.

**PROTEA BIOSCIENCES, INC.**
a Delaware Corporation

______________________________

By: Stephen Turner
Its: President and Chief Executive Officer

**WEST VIRGINIA HIGH TECHNOLOGY CONSORTIUM FOUNDATION**
a West Virginia non-profit corporation

______________________________

By: James Estep
Its: President and Chief Executive Officer